PROSPECTUS SUPPLEMENT TO

                            VAN ECK FUNDS PROSPECTUS

                                Dated May 1, 2004


The following is added to information found on page 37 under the heading "RECENT DEVELOPMENTS".

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.


The following is added to page 38 under the heading "PLAN OF DISTRIBUTION (12b-1
PLAN)".

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust. In addition to amounts paid pursuant to any Rule 12b-1 plan, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other funds managed by the Adviser during a specified period of time. The Distributor may also pay service fees to intermediaries such as banks, broker-dealers or other financial institutions for administrative and other shareholder services.


                   PROSPECTUS SUPPLEMENT DATED AUGUST 12, 2004

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